                                                                    EXHIBIT 4(b)

                   [RARE HOSPITALITY INTERNATIONAL, INC. LOGO]

NUMBER                                                         SHARES
RH-
COMMON STOCK                                                   SEE REVERSE FOR
                                                               CERTAIN
DEFINITIONS

                                                               CUSIP [---------]
                      RARE HOSPITALITY INTERNATIONAL, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS IS TO CERTIFY THAT



is the registered holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

RARE HOSPITALITY INTERNATIONAL, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

/s/ W. Douglas Benn                                  [RARE HOSPITALITY INTERNATIONAL,            /s/ Philip J. Hickey, Jr.
Executive Vice President, Finance and                INC. CORPORATE SEAL]                        President and Chief
Chief Financial Officer                                                                          Executive Officer

COUNTERSIGNED AND REGISTERED:                        SUNTRUST BANK ATLANTA
                                                     TRANSFER AGENT AND REGISTRAR

                                                     ----------------------------
                                                     Authorized Signature

                      RARE HOSPITALITY INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- _________________ Custodian ________________
                        (Cust)                    (Minor)

       under Uniform Gifts to Minors
       Act ____________________________________________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE  /______________________/


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


______________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

                                    ____________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED:       ____________________________________________
                                    THE SIGNATURE(S) SHOULD BE
                                    GUARANTEED BY AN ELIGIBLE GUARANTOR
                                    INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                    AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                    MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                    S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

LEGEND: Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of November 4, 1997 (as such may be amended from time to time, the "Rights Agreement"), between RARE Hospitality International, Inc. (the "Company") and SunTrust Bank, Atlanta, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor.